                            POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Matt S. Nydell the undersigned's true and lawful attorney-in-fact to:

         (1)      execute for and on behalf of the undersigned Forms 3, 4 and
                  5 in accordance with Section 16(a) of the Securities
                  Exchange Act of 1934 and the rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the
                  undersigned  which may be necessary or desirable to complete the execution of any such Form 3, 4, or 5 and the timely
                  filing of such form with the United States Securities and
                  Exchange Commission and any other authority; and

         (3)      take any other action of any type whatsoever in
                  connection with the foregoing which, in the opinion of
                  such attorney-in-fact, may be of benefit to, in the best
                  interest of, or legally required by, the undersigned.

         The  undersigned hereby grants to such attorney-in-fact full power and  authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes  as the undersigned might or could do if  personally  present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.  This Power of
Attorney can only be revoked by delivering a signed, original "Revocation of
Power of Attorney" to the attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of
Attorney to be executed as of this 4th day of October, 2004.

                                         /s/ Brian Berkopec
                                         Name:   Brian Berkopec
                                         Title:  VP Europe - Industry Solutions